Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt

Long-term debt at December 31, 2015 and 2014 was:

	Millions of Dollars
	2015	2014

2.646% Senior Notes due 2020	$300.0	—
3.605% Senior Notes due 2025	500.0	—
4.680% Senior Notes due 2045	300.0	—
Revolving credit facility	—	18.0
Note payable to Phillips 66 due 2019 at 3.0%	—	160.0
Note payable to Phillips 66 due 2019 at 3.1%	—	244.0
Note payable to Phillips 66 due 2019 at 2.9%	—	7.6
Notes payable to Phillips 66 due 2020 at 3.0% at year-end 2015 and 4.5% at year-end 2014*	964.0	352.0
Debt at face value*	2,064.0	781.6
Unamortized discounts and debt issuance costs	(9.3)	—
Total debt*	2,054.7	781.6
Short-term debt	—	—
Long-term debt*	$2,054.7	781.6

*Financial information has been retrospectively adjusted for the Subsequent Fractionator Acquisition.

Senior Notes
On February 23, 2015, we closed on the Notes Offering of $1.1 billion aggregate principal amount of unsecured senior notes consisting of:

•	$300 million of 2.646% Senior Notes due February 15, 2020.

•	$500 million of 3.605% Senior Notes due February 15, 2025.

•	$300 million of 4.680% Senior Notes due February 15, 2045.

Total proceeds (net of underwriting discounts) received from the Notes Offering were $1,092.0 million. We utilized a portion of the net proceeds to partially fund the acquisition of the Sand Hills, Southern Hills and Explorer equity investments. In addition, the Partnership used a portion of the proceeds to repay the three notes payable to a subsidiary of Phillips 66. Interest on each series of senior notes is payable semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2015.

As of December 31, 2015, the aggregate fair value of the senior notes was $939.1 million, which we estimated using quoted market prices of comparable notes. The fair value was determined using Level 2 inputs.
Revolving Credit Facility
On November 21, 2014, we entered into a first amendment (the Amendment) to our revolving credit agreement (the Credit Agreement) with several commercial lending institutions (the Credit Agreement and the Amendment are referred to as the Amended Credit Agreement). The Amendment increased the available amount to $500 million from $250 million and extended the termination date to November 21, 2019. We have the option to increase the overall capacity of the Amended Credit Agreement by up to an additional $250 million, for a total of $750 million, subject to, among other things, the consent of the existing lenders whose commitments would be increased or any additional lenders providing such additional capacity. We also have the option to extend the Amended Credit Agreement for two additional one-year terms after November 21, 2019, subject to, among other things, the consent of the lenders holding the majority of the commitments and each lender extending its commitment. During the first quarter of 2015, we repaid all amounts borrowed under our revolving credit facility. No amounts were outstanding at December 31, 2015.

Notes Payable
On March 1, 2014, we entered into an agreement with certain subsidiaries of Phillips 66 as part of the consideration for the Gold Line/Medford Acquisition pursuant to which we assumed a 5-year, $160 million note payable to a subsidiary of Phillips 66. The note payable bore interest at a fixed rate of 3 percent per annum. Interest on the note was payable quarterly, and all principal and accrued interest was due and payable at maturity on February 28, 2019. At December 31, 2014, the carrying value and fair value of this note were $160.0 million and $162.7 million, respectively.

On December 1, 2014, we entered into an agreement with certain subsidiaries of Phillips 66 as part of the consideration for the Bayway/Ferndale/Cross-Channel Acquisition pursuant to which we assumed a 5-year, $244 million note payable to a subsidiary of Phillips 66 that bore interest at a fixed rate of 3.1 percent per annum. Interest on the note was payable quarterly, and all principal and accrued interest was due and payable at maturity on December 1, 2019. At December 31, 2014, the carrying value and fair value of this note were $244.0 million and $245.2 million, respectively.

On December 10, 2014, we entered into an agreement with certain subsidiaries of Phillips 66 as part of the consideration for the Palermo Rail Terminal Project Acquisition pursuant to which we assumed a 5-year, $7.6 million note payable to a subsidiary of Phillips 66 that bore interest at a fixed rate of 2.9 percent per annum. Interest on the note was payable quarterly, and all principal and accrued interest was due and payable at maturity on December 1, 2019. At December 31, 2014, the carrying value and fair value of this note were $7.6 million and $7.5 million, respectively.

During the first quarter of 2015, we repaid all amounts borrowed under these notes to Phillips 66’s subsidiaries.

On March 1, 2016, we entered into an agreement with certain subsidiaries of Phillips 66 as part of the consideration for the Initial Fractionator Acquisition pursuant to which we assumed a 5-year, $212 million note payable, due October 1, 2020, to a subsidiary of Phillips 66. Interest on the note is payable quarterly at a fixed rate of 3.0 percent per annum. Our debt balances have been retrospectively adjusted to reflect this note. At December 31, 2015, and 2014, the carrying value and the fair value of this note were $241.0 million and $240.3 million; and $88.0 million and $95.4 million, respectively.

On May 10, 2016, we entered into an agreement with certain subsidiaries of Phillips 66 as part of the consideration for the Subsequent Fractionator Acquisition pursuant to which we assumed three 5-year notes in the amount of $675 million due October 1, 2020, to a subsidiary of Phillips 66. Interest on the notes is payable quarterly at a fixed rate of 3.0 percent per annum. Our debt balances have been retrospectively adjusted to reflect these notes. At December 31, 2015, and 2014, the carrying value and the fair value of this note were $723.0 million and $720.8 million; and $264.0 million and $286.2 million, respectively.

We calculated the fair values of these notes with a discounted cash flow model, using discount rates that approximate the rates we observed in the market for similar entities with debts of comparable durations. We increased these discount rates by 20 basis points to reflect structuring fees. Given the methodology employed, we classified the quality of these fair values as Level 2.